UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 5, 2005

HENDRX CORP.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-50546 (Commission File Number)	86-0914052 (IRS Employer Identification Number)

Robert De Costa, Chief Executive Officer
3665 Ruffin Road, Suite 225, San Diego, California 92123
(Address of principal executive offices)

(778)889-8014
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)     Effective November 5, 2005, the board of directors of Hendrx Corp. (the “Company”) accepted the resignation of Jane Yang as director of the Company.

Effective November 5, 2005, the board of directors of the Company accepted the resignation of Paul Turner as director of the Company.

Effective November 5, 2005, the board of directors of the Company accepted the resignation of Dr. Ian Woods as director of the Company.

Effective November 5, 2005, the board of directors of the Company accepted the resignation of Anthony Lee as director of the Company.

Effective November 5, 2005, the board of directors of the Company accepted the resignation of David Tjahjadi as director of the Company.

(b)     On November 17, 2005, the board of directors of the Company accepted the resignation of Hendrik Tjandra as the Company’s chief executive officer.

On November 17, 2005, the board of directors of the Company accepted the resignation of Saleem Mohamed as the Company’s secretary.

(c)     On November 17, 2005, the board of directors appointed Robert De Costa as the Company’s chief executive officer.

Mr.  De Costa earned a Bachelor of Arts in Administrative Science from Colby College of Waterville, Maine in 1974. From 2004 to 2005 Mr. De Costa was a consultant and Director of Sales and Marketing for Air Water Corporation, a Florida based company producing water extraction devices. Since 1991 Mr. De Costa has been a principal of De Costa Associates, LLC. an international trade and commerce consultant firm. The firm has extensive experience worldwide working with power generation stations, waste facilities, airport construction, security services, communication, fire protection and potable water projects.

The Company has not entered into any related party transactions with Mr. De Costa and has not entered into any employment agreement in connection with Mr. De Costa’s appointment as chief executive officer.

Effective November 17, 2005 the board of directors appointed Zhang Yike as the Company’s chief operating officer and secretary.

Mr.  Yike earned a Masters in Business Administration from California American University. Since 1995 and prior to joining the Company, Mr. Yike has worked as the chief economist and senior investment manager for Mahon (China) Investment Management Limited. Mr. Yike’s responsibilities as chief economist included deal sourcing, investment opportunity research, feasibility studies, due diligence and contract negotiation. Between 2001 and 2004, Mr. Yike also concurrently served as the general manager of Ningbo Yixiu Company Limited, one of the largest children’s garment manufacturing companies in China.

The Company has not entered into any related party transactions with Mr. Yike and has not entered into any employment agreement in connection with Mr. Yike’s appointment as chief operating officer and secretary.

(d)     Effective November 5, 2005, the board of directors appointed Robert De Costa as a director of the Company to serve until the next meeting of the stockholders. The appointment of Mr. De Costa to the Company’s board of directors was not based on any prior understanding or arrangement. The Company has not entered into any related transactions with Mr. De Costa except for an agreement to grant to him an option to purchase 10,000 shares of common stock pursuant to the Company’s stock option and compensation plan. The Company has not at this time determined whether Mr. De Costa will serve on any standing committee.

Effective November 5, 2005 the board of directors appointed George Solymar as director of the Company to serve until the next meeting of the stockholders.

Mr. Solymar earned a Mechanical Engineering degree from the University of Copenhagen, Denmark. Mr. Solymar has many years of corporate management experience, most recently at Atomaer Technologies Pty Ltd. from 1998 until 2004. In addition, Mr. Solymar has overseen corporate banking facilities and has experience with Securities and Exchange Commission reporting, shareholder relations and budgetary preparations. Much of Mr. Solymar’s prior work has centered on the identification and negotiation of acquisitions in a myriad of industries including wastewater treatment, commercial aviation, bottled water, electronics and pharmaceuticals. Mr. Solymar worked as the senior project manager for Equus Energy Corporation from 2003 until the present. During the past five years, Mr. Solymar has worked as an independent consultant.

The appointment of Mr. Solymar to the Company’s board of directors was not based on any prior understanding or arrangement. The Company has not entered into any related transactions with Mr. Solymar except for an agreement to grant to him an option to purchase 10,000 shares of common stock pursuant to the Company’s stock option and compensation plan. The Company has not at this time determined whether Mr. Solymar will serve on any standing committee.

Effective November 5, 2005 the board of directors elected William Warden as director of the Company to serve until the next meeting of the stockholders.

Mr. Warden earned a Bachelor of Science degree from the University of Western Ontario in 1955 and a Master’s degree from the University of Tennessee in 1961. Mr. Warden served from 1961 until July 1988 with Canada’s Department of Foreign Affairs during which time he served as Consul General in Hong Kong, Ambassador to Nepal, Ambassador to Pakistan and High Commissioner to India. From 1988 until 1998, Mr. Warden served as Executive Director of the International Centre of the University of Calgary and from 1990 has served as an International Election Observer in numerous countries, most recently in Palestine during the elections in January 2005. Ambassador Warden has also served on the board of directors of several companies and institutions, none of which are publicly held, including the Centre for Affordable Water Sanitation Technology since October 2003 and Operation Eyesight Universal from October 1988 to October 2003. Since April of 2005, Mr. Warden has served as Chairman of Savoy Resources Corporation, a public company involved in mineral exploration and development.

The appointment of Mr. Warden to the Company’s board of directors was not based on any prior understanding or arrangement. The Company has not entered into any related transactions with Mr. Warden except for an agreement to grant to him an option to purchase 10,000 shares of common stock pursuant to the Company’s stock option and compensation plan. The Company has not at this time determined whether Mr. Warden will serve on any standing committee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

Hendrx Corp.

Signature                                           Date

By: /s/ Robert De Costa                      November 23, 2005

Name: Robert De Costa

Title: Chief Executive Officer

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